Exhibit  10.28

                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT
                               -------------------


          This Fifth Amendment To Credit Agreement (the "Amendment") is entered into this 28th day of May, 1999, by and among NATIONSBANK, N.A., f/k/a Barnett Bank, N.A., a national banking corporation ("Bank"); WHITMAN EDUCATION GROUP, INC., f/k/a Whitman Medical Corp., a Florida corporation ("Borrower" or "You"); and PHILLIP FROST, M.D., an individual, (hereinafter referred to as the "Guarantor").

          WHEREAS, the parties hereto entered into a Credit Agreement dated April 11, 1996, as amended by amendment dated August 14th, 1996, and as further amended by amendment dated October 31, 1996, amendment dated May 21, 1997, and amendment dated April 2, 1999 (collectively the "Credit Agreement"), pursuant to which the Bank provided to You a Term Loan in the principal amount of $6,000,000 to refinance existing obligations and a Revolving Loan in the principal amount of $7,500,000 to finance working capital and for general corporate purposes; and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement effective as of May 28th, 1999;

          NOW THEREFORE, the parties hereto hereby agree as follows:

          1. Any capitalized terms not defined herein shall have the same meaning as given those terms in the Credit Agreement.

          2. Sections 2.1(b)(iv) of the Credit Agreement, Revolving Loan, is hereby amended in its entirety and shall read as follows:

               (iv) REPAYMENT. The Borrower agrees to pay all revolving credit advances outstanding under the Revolver Note in full on or before July 31, 1999. Once all revolving credit advances have been paid in full, (1) the Borrower shall have no liability hereunder except for reimbursement obligations in connection with the letters of credit issued prior to the date hereof by the Bank for the Borrower or its subsidiaries under this Credit Agreement, as set forth on Schedule A hereto (the "Letters of Credit"), and (2) no additional revolving credit advances shall be made hereunder except in connection with the Letters of Credit. The Borrower agrees to reimburse to the Bank any amounts drawn under the Letters of Credit on demand and otherwise in accordance with the terms and conditions set forth herein. The Borrower may, at its option, provide full cash collateral to the Bank for the full amount and term of the Letters of Credit, in form and substance satisfactory to the Bank, in order to obtain a release of the Guarantor from its obligations hereunder.


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          3. Except as otherwise provided herein, all other terms and conditions of the Credit Agreement are hereby restated, affirmed and incorporated by reference in their entirety.

          4.  The  Borrower  hereby  certifies  that  the   representations  and
warranties of the Borrower set forth in the Credit Agreement are true and correct as of the date of this Amendment.

          5. The Guarantor hereby acknowledges and agrees that the Continuing Unlimited Guarantee, dated April 23, 1996, executed by Guarantor for the benefit of Bank, extends to the Credit Agreement, as amended hereby, and all indebtedness now or hereafter outstanding under the Amended, Restated and Consolidated Renewal Revolver Note dated April 2, 1999, including any amounts that are or will become due and payable to Bank in connection with the Letters of Credit set forth on Schedule A hereto. The Bank agrees that it will release the Guarantor from its obligations hereunder if the Borrower provides the Bank with cash collateral, on terms and conditions satisfactory to the Bank, for the full amount and term of the obligations under the Letters of Credit.

          6. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Florida.

          7. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. In consideration of the amendment to the Credit Agreement contemplated hereby, Borrower shall pay the reasonable fees and expenses of Morgan, Lewis & Bockius LLP, Florida counsel to the Bank, incurred in connection with the preparation of this Amendment, contemporaneously with the execution thereof.


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          IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                                            BANK:

                                            NATIONSBANK, N.A.


                                            By:  /s/ CHERYL R. MONCURE
                                                 ----------------------------
                                                 Name: Cheryl R. Moncure
                                                 Title: Senior Vice President

                                            BORROWER:

                                            WHITMAN EDUCATION GROUP, INC.


                                            By:  /s/ RANDY S. PROTO
                                                 ----------------------------
                                                 Randy S. Proto
                                                 President

                                            GUARANTOR:

                                                 /s/ PHILLIP FROST, M.D.
                                                 ----------------------------
                                                 Phillip Frost, M.D.


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                                   SCHEDULE A
                                   ----------

     Letters of Credit issued by the Bank for the Borrower or its subsidiaries
     -------------------------------------------------------------------------

     (A) L/C Number M525917, dated May 13, 1998, in the amount of $65,116.28 for beneficiary Aetna Real Estate Associates, L.P. (for applicant Whitman Education Group),

     (B) L/C Number 973442, dated October 30, 1998, in the amount of $27,000 for beneficiary U.S. Department of Education (for applicant Ultrasound Technical Services, Inc.),

     (C) L/C Number 973443, dated October 30, 1998, in the amount of $135,000 for beneficiary U.S. Department of Education (for applicant Ultrasound Technical Services, Inc.),

     (D) L/C Number 973444, dated October 30, 1998, in the amount of $78,000 for beneficiary U.S. Department of Education (for applicant Ultrasound Technical Services, Inc.),

     (E) L/C Number 973445, dated October 30, 1998, in the amount of $50,000 for beneficiary U.S. Department of Education (for applicant Colorado Technical University), and

     (F) L/C Number  514222,  dated April 8, 1996, in the amount of $465,000 for
beneficiary   Maryland  Higher  Education  Commission  (for  applicants  Whitman
Education Group and Ultrasound Technical Services).



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